--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           NATIONAL AUTO CREDIT, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:   ------
                                                                     ---------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:          -----------
     (5) Total fee paid:                                 ---------------------
                        ------------------------------------------------------
/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
                                ----------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                                      ------------------------
     (3) Filing Party:
                      --------------------------------------------------------
     (4) Date Filed:
                    ----------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         [NATIONAL AUTO CREDIT LOGO]


                               30000 Aurora Road
                               Solon, Ohio 44139

                               November 28, 1995

Dear Stockholder:

     You are cordially invited to attend a special meeting of Stockholders of National Auto Credit, Inc. (the "Company") to be held on December 27, 1995, at 10:00 a.m. (local time) (the "Special Meeting") at 30000 Aurora Road, Solon, Ohio 44139.

     At the Special Meeting, holders of the common stock, $.05 par value, of the Company (the "Common Stock") will be asked to consider and vote upon a proposal to amend Article SIXTH of the Certificate of Incorporation of the Company to eliminate the requirement of a stockholder vote in connection with a merger or consolidation of the Company or disposition of assets by the Company, except as required by the General Corporation Law of the State of Delaware and except in connection with a "Business Combination" with an "Interested Person" as such terms are defined in Article SIXTH.

     Your Board of Directors believes that the proposal to amend and restate Article SIXTH of the Certificate of Incorporation is in the best interests of the Company's stockholders.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. TO APPROVE THE PROPOSED AMENDMENT, THE HOLDERS OF AT LEAST TWO-THIRDS OF THE OUTSTANDING SHARES OF COMMON STOCK MUST APPROVE THE PROPOSAL. AN ABSTENTION OR FAILURE TO VOTE HAS THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL. IT IS, THEREFORE, IMPORTANT THAT YOU VOTE ON THE PROPOSAL.

     A Proxy is enclosed for your use. Please indicate your voting instructions and sign, date and mail this Proxy promptly in the return envelope provided. Whether or not you plan to attend the Special Meeting in person, it is important to return the enclosed Proxy so that your shares of the Common Stock will be voted.

                                            Sincerely,


                                            Sam J. Frankino
                                            Chairman of the Board

                            [NATIONAL AUTO CREDIT LOGO]


                               30000 Aurora Road
                               Solon, Ohio 44139

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 27, 1995

     Notice is hereby given that a Special Meeting of Stockholders of National Auto Credit, Inc. (the "Company"), will be held at the principal executive offices of the Company, 30000 Aurora Road, Solon, Ohio 44139, on December 27, 1995, at 10:00 a.m. (local time) (the "Special Meeting"), for the following purposes:

     1. To amend Article SIXTH of the Certificate of Incorporation of the Company to eliminate the requirement of a stockholder vote in connection with a merger or consolidation of the Company or a disposition of assets by the Company, except as required by the General Corporation Law of the State of Delaware and except in connection with a "Business Combination" with an "Interested Person" as such terms are defined in Article SIXTH; and

     2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on November 22, 1995, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

     By order of the Board of Directors

                                     THOMAS J. DOSTART
                                     Vice President, General Counsel and
                                     Secretary

November 28, 1995

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

     ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING.

                            [NATIONAL AUTO CREDIT LOGO]


                               30000 Aurora Road
                               Solon, Ohio 44139

                                PROXY STATEMENT

     This proxy statement is furnished to the holders of common stock, $.05 par value (the "Common Stock"), of National Auto Credit, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of the Company's stockholders to be held on December 27, 1995, at the Company's principal executive offices, 30000 Aurora Road, Solon, Ohio 44139 and at any adjournments or postponements thereof (the "Special Meeting").

     The enclosed proxy, if completed and forwarded to the Company, will be voted in accordance with the instructions contained therein. The proxy may be revoked by the person giving it at any time before it is exercised. Such revocation, to be effective, must be communicated to the Secretary of the Company. The presence of a stockholder at the Special Meeting will not revoke the proxy unless notice of revocation is given.

     The Company will bear the cost of solicitation of proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of Common Stock. In addition to the use of the mails, proxies may be solicited in person, by telephone or by telegram through the efforts of officers and regular employees of the Company, acting on its behalf, and through ChemicalMellon Shareholder Services, L.L.C., which has been retained by the Company for a fee of $4,500 plus an additional cost of $4.50 per stockholder solicited.

     The close of business on November 22, 1995 (the "Record Date") has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. On the Record Date, there were 25,832,872 shares of Common Stock issued and outstanding. Record holders of the Common Stock will be entitled to one vote per share. The Notice of Special Meeting, this statement and the accompanying form of proxy are first being mailed to stockholders on or about November 28, 1995.

             The date of this Proxy Statement is November 28, 1995.

                        SPECIAL MEETING OF STOCKHOLDERS

DATE, TIME AND PLACE

     The Special Meeting will be held on December 27, 1995, commencing at 10:00 a.m. (local time), at the principal executive offices of the Company, 30000 Aurora Road, Solon, Ohio 44139.

PURPOSE OF THE MEETING

     The purpose of the Special Meeting is to consider and vote upon a proposal (the "Proposal") to amend Article SIXTH of the Certificate of Incorporation of the Company to eliminate the requirement of a stockholder vote in connection with a merger or consolidation of the Company or disposition of assets of the Company, except as required by the General Corporation Law of the State of Delaware ("DGCL") and except in connection with a "Business Combination" transaction with or involving an "Interested Person" as such terms are defined in Article SIXTH.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

     The close of business on November 22, 1995 has been fixed by the Board of Directors of the Company as the Record Date for the determination of holders of shares of the Common Stock entitled to notice of and to vote at the Special Meeting. As of November 22, 1995, there were approximately 25,832,872 shares of Common Stock issued and outstanding, held by approximately 1,409 stockholders of record. Shares of Common Stock are the only outstanding voting securities of the Company. Each holder of record is entitled to cast one vote per share.

PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN
                        STOCKHOLDER VOTING REQUIREMENTS

INTRODUCTION

     The Board of Directors has unanimously approved and determined to submit to the Company's stockholders the Proposal. Pursuant to the Proposal, the Company would amend Article SIXTH of the Certificate of Incorporation of the Company to eliminate the requirement of a stockholder vote in connection with a merger or consolidation of the Company or disposition of assets of the Company, except as required by the DGCL and except in connection with a "Business Combination" with an "Interested Person" as such terms are defined in Article SIXTH. Article SIXTH as presently in effect appears as Annex 1 hereto. The Proposal would be effected by amending the first paragraph of Article SIXTH as provided in Annex 2. Annex 2A is marked to show the changes proposed to the first paragraph of Article SIXTH pursuant to the Proposal.

DISCUSSION

     Article SIXTH of the Company's Certificate of Incorporation presently requires an affirmative vote of the holders of two-thirds of the Common Stock to authorize any merger or consolidation of the Company with or into any other corporation, or any sale, lease, exchange or other disposition of all or substantially all of the property or assets of the Company to or with any other corporation, person or entity. The Company is organized under the DGCL which, in addition to the Company's Certificate of Incorporation, governs the stockholder authorization necessary to effect such transactions. Pursuant to the Proposal, Article SIXTH would be amended so that the DGCL alone would determine those transactions, in addition to "Business Combinations" with "Interested Persons," with respect to which stockholder approval is required. The voting threshold required under Article SIXTH to authorize any transaction upon which stockholder approval is required would continue to be the affirmative vote of the holders of at least two-thirds of each class of stock outstanding and entitled to vote at any meeting of stockholders.

     With certain exceptions, the DGCL requires stockholder authorization of any merger or consolidation of the Company with or into any other corporation or entity. Those exceptions include (i) mergers of the Company with a 90% or more owned subsidiary of the Company in accordance with Section 253 of the DGCL which is attached as Annex 3 hereto, (ii) certain mergers in which the Company would be the surviving corporation and in which 20% or less of the Company's authorized Common Stock would be issued or delivered in accordance with Section 251(f) of the DGCL which is attached as Annex 4 hereto and (iii) mergers effected to reorganize the Company into a holding company structure by merging the Company with or into a direct or indirect wholly owned subsidiary of the Company in accordance with Section 251(g) of the DGCL which is attached as Annex 5 hereto. The DGCL requires stockholder authorization of any sale, lease, exchange or other disposition of all or substantially all of the property or assets of the Company to or with any other corporation, person or entity.

REASONS FOR AND EFFECTS OF AMENDMENT

     The Proposal would eliminate the requirement of stockholder approval under Article SIXTH with respect to certain classes of mergers described under "Discussion" above which do not require stockholder authorization under the DGCL. The Board of Directors of the Company believes that eliminating the requirement of a stockholder vote in circumstances not required by law will benefit the Company through increased administrative convenience and flexibility with respect to those transactions which do not require a stockholder vote under the DGCL.

     Immediately following approval of the Proposal, the Company presently intends to effect a merger pursuant to Section 251(g) of the DGCL in order to create a holding company structure in which stockholders of the Company would become stockholders of a holding company which owns all of the issued and outstanding capital stock of the Company. The holding company transaction should have no significant effect on the rights of any stockholders under the DGCL. Following the holding company transaction, stockholders of the holding company will be entitled to vote upon any transaction upon which stockholders of the Company were entitled to vote prior to the holding company transaction.

     The holding company transaction is anticipated to result in substantial tax savings to the Company. The Company has been advised by its tax advisor that stockholders will not recognize any gain or loss on the holding company transaction. A vote in favor of the Proposal will not constitute a ratification of or a vote in favor of the holding company transaction and will not require the Company to effect any such transaction. Even if the Proposal is approved by stockholders, the Company may choose not to effect the holding company transaction.

FORM OF AMENDMENT TO ARTICLE SIXTH

     It is proposed that the first paragraph of Article SIXTH of the Certificate of Incorporation of the Company, as set forth in Annex 1, be amended as provided in Annex 2 and that the balance of Article SIXTH shall remain in full force and effect.

VOTE REQUIRED; BOARD RECOMMENDATION

     The affirmative vote of the holders of two-thirds of the shares of Common Stock outstanding on the Record Date is required to approve the Proposal. Abstentions and broker non-votes will have the same practical effect as votes against the Proposal. As of October 31, 1995, the Company's directors and executive officers and their affiliates beneficially owned 14,631,539 share of Common Stock, which represents 56.21% of the outstanding Common Stock entitled to vote at the Special Meeting. It is anticipated that the directors and officers of the Company will vote their shares FOR the Proposal.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

VOTING; SOLICITATION AND REVOCATION OF PROXIES

     A holder of Common Stock may use the enclosed proxy to vote such stockholder's shares if such stockholder is unable to attend the Special Meeting in person or wishes to have those shares voted by proxy even if such stockholder does attend the meeting. Any proxy given pursuant to this solicitation may be revoked by communicating such revocation to the Secretary of the Company prior to exercise of the proxy. All proxies validly submitted and not revoked will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of the adoption of the Proposals.

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose Notice of Special Meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable expenses incurred by them in connection therewith. The Company has engaged ChemicalMellon Shareholder Services, L.L.C. to aid it in the solicitation of proxies. The costs of such services are estimated at $4,500 plus an additional cost of $4.50 per stockholder solicited.

                                APPRAISAL RIGHTS

     Appraisal rights will not be available to holders of Common Stock in connection with the Proposal.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information with respect to the only person known to the Company to be the beneficial owner, as of October 31, 1995, of more than 5% of the outstanding Common Stock:

                                           Shares of
                                          Common Stock         Percent of
                 Name and Address         Beneficially            Class
                of Beneficial Owner         Owned 1 2          Outstanding
               ---------------------    -----------------    ----------------
                Sam J. Frankino             14,501,275             55.88%
                30000 Aurora Road
                Solon, Ohio 44139

---------------

1 Mr. Frankino has both voting and investment power with respect to the shares listed. Of the shares shown above, 366,015 shares are held by the Samuel J. and Connie M. Frankino Charitable Foundation, a qualified charitable foundation, as to which Mr. and Mrs. Frankino share voting and investment power. Mr. and Mrs. Frankino disclaim any beneficial interest in those shares.

2 Includes 117,400 shares which may be acquired within 60 days pursuant to the Company's 1983 Stock Option Plan.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information is set forth with respect to shares of the Company's Common Stock beneficially owned, as of October 31, 1995, by all Directors, by each of the most highly compensated Executive Officers at the end of the last fiscal year, certain current Executive Officers and by all officers and Directors of the Company as a group:

                                                  SHARES OF             PERCENT OF
                NAME AND                        COMMON STOCK               CLASS
           PRINCIPAL POSITION               BENEFICIALLY OWNED1 2       OUTSTANDING
----------------------------------------  -------------------------     -----------
Sam J. Frankino                                   14,501,275               55.88%
  Chairman of the Board
Robert J. Bronchetti                                  28,700                  *
  President, Chief Executive
  Officer and Director
Edward T. Anderson                                     3,681                  *
  Executive Vice President, Sales
Thomas J. Dostart                                      1,000                  *
  Vice President, General Counsel
  and Secretary
Davida S. Howard                                      18,606                  *
  Vice President-Finance and Controller
James E. Smith, Jr.                                    3,858                  *
  Vice President, Operations and
  Director
Noah T. Herndon                                        4,000                  *
  Director
Per E. Hoel                                            2,000                  *
  Director
Edward N. Leszczynski                                  2,000                  *
  Director
Edward A. Burkhart3                                   42,763                  *
Joseph P. Henley3                                      2,000                  *
Kelly W. Reagan3                                           0                  *
David R. Thomson3                                          0                  *
Peter T. Zackaroff3                                    4,024                  *
All Officers and                                  14,631,539               56.21%
  Directors as a Group (18)

---------------
[FN]
1 Unless otherwise indicated, each person has sole voting and investment power with respect to the shares shown as beneficially owned by such person. With respect to Mr. Frankino's beneficial ownership, see note 1 to the Security Ownership of Certain Beneficial Owners and Management table.

2 Includes shares which may be acquired within 60 days pursuant to the Company's
  1983 Stock Option Plan and 1993 Equity Incentive Plan.

                  Mr. Frankino.......................................................   117,400
                  Mr. Bronchetti.....................................................    18,000
                  Mr. Anderson.......................................................     2,100
                  Ms. Howard.........................................................    14,100
                  Mr. Smith..........................................................     1,000
                  Mr. Burkhart.......................................................    35,677
                  The eighteen Executive Officers
                    and Directors as a group.........................................   197,477

3 These individuals resigned from their positions subsequent to year end
  (January 31, 1995).

* Less than 1.0%

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be in the proxy statement for the 1996 annual meeting of stockholders must be received by The Company at its principal executive offices not later than January 22, 1996. The Company will not be required to include in its proxy statement or form of proxy a stockholder proposal which is received after that date or which otherwise fails to meet requirements for stockholder proposals established by regulations of the Securities and Exchange Commission.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented at the Special Meeting. Should any other matter requiring the vote of the stockholders arise at the Special Meeting, the enclosed proxy confers on proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the interest of the Company.

                                            By Order of the Board of Directors

                                            Thomas J. Dostart
                                            Vice President, General Counsel and
                                            Secretary

November 28, 1995

                                                                         ANNEX 1

                                 ARTICLE SIXTH

                                     OF THE

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL AUTO CREDIT, INC.

     Any merger or consolidation of the Corporation with or into any other corporation, or any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation to or with any other corporation, person or other entity, shall require the affirmative vote of the holders of at least two-thirds of each class of stock outstanding and entitled to vote at any meeting of the stockholders. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by Law or otherwise. This Article SIXTH may not be altered, added to, amended or repealed except by the affirmative vote of two-thirds in interest of each class of stock outstanding entitled to vote at a meeting called for said purpose, provided notice of the proposed alteration, addition, amendment or repeal shall have been given in the notice of such meeting of stockholders.

     In addition to any approval of the board of directors or any stockholder vote or consent required by the Laws of the State of Delaware or any other provisions of the Corporation's Certificate of Incorporation or By-Laws or otherwise, whether now or hereafter in effect, there shall be required for the approval, adoption or authorization of any Business Combination (as defined herein) with an Interested person (as defined herein), or an affiliate or associate of an Interested Person, the affirmative vote of the holders of at least two-thirds of each class of shares of stock of the Corporation entitled to vote in elections of directors, considered separately, which are not owned, directly or indirectly, by such Interested Person, unless such Business Combination has been approved by a majority of the Continuing Directors (as defined herein) or unless all of the following conditions are satisfied:

     (1) The consideration to be received per share in such Business Combination by holders of the stock of the Corporation is payable in cash in an amount not less than the highest price per share (including the highest per share brokerage commission, transfer tax and soliciting dealers' fees) paid by such Interested Person in acquiring any shares of each respective class or series of the Corporation's stock, plus an amount per share equal to the per share equivalent of the Corporation's Excess Current Assets. As used herein, "Excess Current Assets" shall mean the total current assets of the Corporation reduced by two times the total current liabilities of the Corporation. For purposes of the foregoing, Excess Current Assets shall be the highest amount shown on the audited balance sheets of the Corporation as of the close of all fiscal years ending during the period commencing on the date such Interested Person first acquired any shares of stock of the Corporation and terminating on the fifteenth day prior to the date on which the proxy statement referred to in subparagraph 6 below is mailed to all stockholders of the Corporation; provided, however, that if no such fiscal year ends during said period, the date for determination of Excess Current Assets shall be the end of the fiscal year immediately preceding the date of the initial purchase by such Interested Person of shares of stock of the Corporation. For purposes of this provision, current assets and current liabilities of the Corporation shall be determined on a consolidated basis as shown on the audited financial statement of the Corporation and all of its subsidiaries for the applicable fiscal year; and

     (2) The consideration to be received per share in such Business Combination by holders of the stock of the Corporation is payable in cash in an amount not less than the aggregate of the earnings per share of Common Stock of the Corporation for the four full consecutive fiscal quarters, or the last fiscal year reported, whichever is higher, immediately preceding the record date for solicitation of votes with respect to such Business Combination, multiplied by the then price/earnings ratio (if any) of such Interested Person as customarily computed and reported to the financial community; and

     (3) The consideration to be received per share in such Business Combination by holders of the stock of the Corporation bears at least the same or a greater percentage relationship to the market price of the Corporation's Common Stock immediately prior to the announcement of such Business Combination as the highest per share price (including the highest per share brokerage commission, transfer tax and soliciting dealers' fees) which such Interested Person has theretofore paid for any of the shares of stock of the Corporation already owned by it bears to the market price of the Corporation's Common Stock immediately preceding the first acquisition of any stock of the Corporation by such Interested Person; and

     (4) From and after the time such Interested Person became the beneficial owner of twenty percent (20%) or more of the stock of the Corporation entitled to vote in the election of directors and prior to the consummation of such Business Combination (i) such Interested Person shall have taken all steps within its power, including without limitation the voting of its stock in the Corporation, to insure that the Corporation's board of directors includes at all times representation by Continuing Director(s) (as defined herein) at least proportionate to the stock holdings of the Corporation's stockholders not affiliated with such Interested Person (with a Continuing Director to occupy any resulting fractional board position); (ii) such Interested Person shall not have acquired any newly issued shares of stock or treasury stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to obtaining a 20% interest in the stock of the Corporation or as a result of a pro rata stock dividend or stock split); (iii) such Interested Person shall not have acquired any additional shares of the Corporation's outstanding stock or securities convertible into stock of the Corporation except as part of the transaction which results in such Interested Person acquiring its 20% interest; and (iv) there shall have been no reduction in the dividends paid on the Corporation's stock which would result in a quarterly dividend per share which is less than the most recent quarterly dividend per share which has been declared by the board of directors of the Corporation and approved by a majority of the Continuing Directors. For purposes of this subparagraph 4, the term "dividend" shall not include extra dividends; the most recently quarterly dividend per share shall be adjusted for any subsequent increase or decrease in the outstanding stock of the Corporation; and if the board of directors shall fail to authorize any quarterly dividend, the dividend per share shall be considered zero; and

     (5) At any time prior to the consummation of such Business Combination, such Interested Person shall not have (i) made any major change in the Corporation's equity capital structure or business without the approval of a majority of the Continuing Directors and/or (ii) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation;

     (6) A proxy statement complying with the requirements of the Securities Exchange Act of 1934, as amended, shall be mailed to all stockholders of the Corporation for the purpose of soliciting stockholder approval of such Business Combination and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of such Business Combination which the Continuing Directors, or any of them, may choose to state and, if deemed necessary or desirable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or lack thereof) of the terms of such Business Combination from the point of view of stockholders of the Corporation who are not affiliated with such Interested Person (such investment banking firm to be selected by a majority of the Continuing Directors and to be paid a reasonable fee for its services by the Corporation upon receipt of such opinion).

     For the purposes of this Article SIXTH:

     (1) "Affiliate" and "associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (2) A person shall be the "owner" and "owns" shares of stock of the Corporation (other than shares of the Corporation's stock held in its treasury):
(i) which such person and its affiliates and associates own beneficially, directly or indirectly, whether of record or not; (ii) which such person or any of its affiliates or associates has the right to acquire, pursuant to any agreement upon the exercise of conversion rights, warrants or options, or otherwise; (iii) which such person or any of its affiliates or associates has the right to sell or vote pursuant to any agreement, or (iv) which are owned, directly or indirectly, by any other person with which such first mentioned person, its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of securities of the Corporation.

     (3) "Business Combination" means:

          (a) Any merger or consolidation of the Corporation or any subsidiary of the Corporation with or into any Interested Person (regardless of the identity of the surviving corporation);

          (b) Any sale, lease, or other disposition of all or any substantial part of the assets of the Corporation or any subsidiary of the Corporation to any Interested Person for cash or securities or both;

          (c) Any issuance or delivery of securities of the Corporation or a subsidiary of the Corporation (which the owner shall have the right to vote, or to vote upon exercise, conversion or by contract) to an Interested Person in consideration for or in exchange of any securities or other property (including cash) or both.

     (4) "Interested Person" is any person, together with its affiliates and associates, which (i) as of the record date for the determination of stockholders entitled to notice of any proposed Business Combination or any amendment to this Article SIXTH, and to vote thereon or consent thereto, or as of the date of any such vote or consent, or immediately prior to the consummation of any Business Combination, owns, directly or indirectly, twenty percent (20%) or more of the shares of stock of the Corporation entitled to vote in elections of directors; or (ii) as of any of the dates specified in clause
(i) of this Paragraph (4) is an affiliate of the Corporation and at any time prior thereto owned 20 percent or more of the shares of stock of the Corporation entitled to vote in elections of directors.

     (5) "Person" is an individual, partnership, corporation, trust or other entity.

     (6) "Subsidiary of the Corporation" is any corporation of which fifty percent (50%) or more of any class of stock is beneficially owned, directly or indirectly, by the Corporation.

     (7) "Stock of the Corporation" shall mean shares of any class or series of Capital Stock of the Corporation.

     (8) "Continuing Director" shall mean a person (i) who is a member of the board of directors of the Corporation elected prior to the time that an Interested Person became the beneficial owner of fifteen percent of the stock of the Corporation entitled to vote in the election of directors, or (ii) if there is no Interested Person, a member of the board of directors, or (iii) a member of the board of directors who was recommended or elected to succeed a Continuing Director by a majority of the other Continuing Directors.

     A majority of the Continuing Directors shall have the sole and exclusive power and duty to determine for the purposes of this Article SIXTH, on the basis of information known to them, whether (i) any person beneficially owns more than 20 percent of the shares of stock of the Corporation entitled to vote in elections of directors, (ii) any person is an affiliate or associate of another, and (iii) any person has an agreement arrangement or understanding with another.

     Nothing contained in this Article Sixth shall be construed to relieve any Interested Person from any obligations or duties otherwise required by law.

     No amendment to these Articles of Incorporation shall amend, alter, change or repeal any of the provisions of this Article SIXTH, unless such amendment, in addition to receiving any stockholder vote or consent required by the laws of the State of Delaware or any other provision of the Articles of Incorporation in effect at the time, shall receive the affirmative vote or consent of the holders of at least two-thirds of the shares of stock of the Corporation entitled to vote in elections of directors which are not owned, directly or indirectly, by an Interested Person if the vote or consent on such amendment were a vote or consent on a Business Combination.

                                                                         ANNEX 2

                                 ARTICLE SIXTH

                                     OF THE

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL AUTO CREDIT, INC.

                           AS AMENDED BY THE PROPOSAL

     Any merger or consolidation of the Corporation with or into any other corporation, or any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation to or with any other corporation, person or other entity, with respect to which any stockholder vote or consent is required by Law, shall require the affirmative vote of the holders of at least two-thirds of each class of stock outstanding and entitled to vote at any meeting of the stockholders. Such affirmative vote shall be required notwithstanding the fact that some lesser percentage vote may be specified by Law or otherwise. This Article SIXTH may not be altered, added to, amended or repealed except by the affirmative vote of the holders of two-thirds in interest of each class of stock outstanding entitled to vote at a meeting called for said purpose, provided notice of the proposed alteration, addition, amendment or repeal shall have been given in the notice of such meeting of stockholders.

     In addition to any approval of the board of directors or any stockholder vote or consent required by the Laws of the State of Delaware or any other provisions of the Corporation's Certificate of Incorporation or By-Laws or otherwise, whether now or hereafter in effect, there shall be required for the approval, adoption or authorization of any Business Combination (as defined herein) with an Interested person (as defined herein), or an affiliate or associate of an Interested Person, the affirmative vote of the holders of at least two-thirds of each class of shares of stock of the Corporation entitled to vote in elections of directors, considered separately, which are not owned, directly or indirectly, by such Interested Person, unless such Business Combination has been approved by a majority of the Continuing Directors (as defined herein) or unless all of the following conditions are satisfied:

     (1) The consideration to be received per share in such Business Combination by holders of the stock of the Corporation is payable in cash in an amount not less than the highest price per share (including the highest per share brokerage commission, transfer tax and soliciting dealers' fees) paid by such Interested Person in acquiring any shares of each respective class or series of the Corporation's stock, plus an amount per share equal to the per share equivalent of the Corporation's Excess Current Assets. As used herein, "Excess Current Assets" shall mean the total current assets of the Corporation reduced by two times the total current liabilities of the Corporation. For purposes of the foregoing, Excess Current Assets shall be the highest amount shown on the audited balance sheets of the Corporation as of the close of all fiscal years ending during the period commencing on the date such Interested Person first acquired any shares of stock of the Corporation and terminating on the fifteenth day prior to the date on which the proxy statement referred to in subparagraph 6 below is mailed to all stockholders of the Corporation; provided, however, that if no such fiscal year ends during said period, the date for determination of Excess Current Assets shall be the end of the fiscal year immediately preceding the date of the initial purchase by such Interested Person of shares of stock of the Corporation. For purposes of this provision, current assets and current liabilities of the Corporation shall be determined on a consolidated basis as shown on the audited financial statement of the Corporation and all of its subsidiaries for the applicable fiscal year; and

     (2) The consideration to be received per share in such Business Combination by holders of the stock of the Corporation is payable in cash in an amount not less than the aggregate of the earnings per share of Common Stock of the Corporation for the four full consecutive fiscal quarters, or the last fiscal year reported, whichever is higher, immediately preceding the record date for solicitation of votes with respect to such

Business Combination, multiplied by the then price/earnings ratio (if any) of such Interested Person as customarily computed and reported to the financial community; and

     (3) The consideration to be received per share in such Business Combination by holders of the stock of the Corporation bears at least the same or a greater percentage relationship to the market price of the Corporation's Common Stock immediately prior to the announcement of such Business Combination as the highest per share price (including the highest per share brokerage commission, transfer tax and soliciting dealers' fees) which such Interested Person has theretofore paid for any of the shares of stock of the Corporation already owned by it bears to the market price of the Corporation's Common Stock immediately preceding the first acquisition of any stock of the Corporation by such Interested Person; and

     (4) From and after the time such Interested Person became the beneficial owner of twenty percent (20%) or more of the stock of the Corporation entitled to vote in the election of directors and prior to the consummation of such Business Combination (i) such Interested Person shall have taken all steps within its power, including without limitation the voting of its stock in the Corporation, to insure that the Corporation's board of directors includes at all times representation by Continuing Director(s) (as defined herein) at least proportionate to the stock holdings of the Corporation's stockholders not affiliated with such Interested Person (with a Continuing Director to occupy any resulting fractional board position); (ii) such Interested Person shall not have acquired any newly issued shares of stock or treasury stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to obtaining a 20% interest in the stock of the Corporation or as a result of a pro rata stock dividend or stock split); (iii) such Interested Person shall not have acquired any additional shares of the Corporation's outstanding stock or securities convertible into stock of the Corporation except as part of the transaction which results in such Interested Person acquiring its 20% interest; and (iv) there shall have been no reduction in the dividends paid on the Corporation's stock which would result in a quarterly dividend per share which is less than the most recent quarterly dividend per share which has been declared by the board of directors of the Corporation and approved by a majority of the Continuing Directors. For purposes of this subparagraph 4, the term "dividend" shall not include extra dividends; the most recently quarterly dividend per share shall be adjusted for any subsequent increase or decrease in the outstanding stock of the Corporation; and if the board of directors shall fail to authorize any quarterly dividend, the dividend per share shall be considered zero; and

     (5) At any time prior to the consummation of such Business Combination, such Interested Person shall not have (i) made any major change in the Corporation's equity capital structure or business without the approval of a majority of the Continuing Directors and/or (ii) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation;

     (6) A proxy statement complying with the requirements of the Securities Exchange Act of 1934, as amended, shall be mailed to all stockholders of the Corporation for the purpose of soliciting stockholder approval of such Business Combination and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of such Business Combination which the Continuing Directors, or any of them, may choose to state and, if deemed necessary or desirable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or lack thereof) of the terms of such Business Combination from the point of view of stockholders of the Corporation who are not affiliated with such Interested Person (such investment banking firm to be selected by a majority of the Continuing Directors and to be paid a reasonable fee for its services by the Corporation upon receipt of such opinion).

     For the purposes of this Article SIXTH:

     (1) "Affiliate" and "associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (2) A person shall be the "owner" and "owns" shares of stock of the Corporation (other than shares of the Corporation's stock held in its treasury):
(i) which such person and its affiliates and associates own beneficially, directly or indirectly, whether of record or not; (ii) which such person or any of its affiliates or associates has the right to acquire, pursuant to any agreement upon the exercise of conversion rights, warrants or options, or otherwise; (iii) which such person or any of its affiliates or associates has the right to sell or vote pursuant to any agreement, or (iv) which are owned, directly or indirectly, by any other person with which such first mentioned person, its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of securities of the Corporation.

     (3) "Business Combination" means:

          (a) Any merger or consolidation of the Corporation or any subsidiary of the Corporation with or into any Interested Person (regardless of the identity of the surviving corporation);

          (b) Any sale, lease, or other disposition of all or any substantial part of the assets of the Corporation or any subsidiary of the Corporation to any Interested Person for cash or securities or both;

          (c) Any issuance or delivery of securities of the Corporation or a subsidiary of the Corporation (which the owner shall have the right to vote, or to vote upon exercise, conversion or by contract) to an Interested Person in consideration for or in exchange of any securities or other property (including cash) or both.

     (4) "Interested Person" is any person, together with its affiliates and associates, which (i) as of the record date for the determination of stockholders entitled to notice of any proposed Business Combination or any amendment to this Article SIXTH, and to vote thereon or consent thereto, or as of the date of any such vote or consent, or immediately prior to the consummation of any Business Combination, owns, directly or indirectly, twenty percent (20%) or more of the shares of stock of the Corporation entitled to vote in elections of directors; or (ii) as of any of the dates specified in clause
(i) of this Paragraph (4) is an affiliate of the Corporation and at any time prior thereto owned 20 percent or more of the shares of stock of the Corporation entitled to vote in elections of directors.

     (5) "Person" is an individual, partnership, corporation, trust or other entity.

     (6) "Subsidiary of the Corporation" is any corporation of which fifty percent (50%) or more of any class of stock is beneficially owned, directly or indirectly, by the Corporation.

     (7) "Stock of the Corporation" shall mean shares of any class or series of Capital Stock of the Corporation.

     (8) "Continuing Director" shall mean a person (i) who is a member of the board of directors of the Corporation elected prior to the time that an Interested Person became the beneficial owner of fifteen percent of the stock of the Corporation entitled to vote in the election of directors, or (ii) if there is no Interested Person, a member of the board of directors, or (iii) a member of the board of directors who was recommended or elected to succeed a Continuing Director by a majority of the other Continuing Directors.

     A majority of the Continuing Directors shall have the sole and exclusive power and duty to determine for the purposes of this Article SIXTH, on the basis of information known to them, whether (i) any person beneficially owns more than 20 percent of the shares of stock of the Corporation entitled to vote in elections of directors, (ii) any person is an affiliate or associate of another, and (iii) any person has an agreement arrangement or understanding with another.

     Nothing contained in this Article Sixth shall be construed to relieve any Interested Person from any obligations or duties otherwise required by law.

     No amendment to these Articles of Incorporation shall amend, alter, change or repeal any of the provisions of this Article SIXTH, unless such amendment, in addition to receiving any stockholder vote or consent required by the laws of the State of Delaware or any other provision of the Articles of Incorporation in effect at the time, shall receive the affirmative vote or consent of the holders of at least two-thirds of the shares of stock of the Corporation entitled to vote in elections of directors which are not owned, directly or indirectly, by an Interested Person if the vote or consent on such amendment were a vote or consent on a Business Combination.

                                                                       ANNEX 2A

                                 ARTICLE SIXTH

                                     OF THE

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           NATIONAL AUTO CREDIT, INC.

                           AS AMENDED BY THE PROPOSAL

             AND MARKED TO SHOW CHANGES FROM CURRENT ARTICLE SIXTH

     Any merger or consolidation of the Corporation with or into any other corporation, or any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation to or with any other corporation, person or other entity, WITH RESPECT TO WHICH ANY STOCKHOLDER VOTE OR CONSENT IS REQUIRED BY LAW, shall require the affirmative vote of the holders of at least two-thirds of each class of stock outstanding and entitled to vote at any meeting of the stockholders. Such affirmative vote shall be required notwithstanding the fact that * some lesser percentage vote may be specified by Law or otherwise. This Article SIXTH may not be altered, added to, amended or repealed except by the affirmative vote of THE HOLDERS of two-thirds in interest of each class of stock outstanding entitled to vote at a meeting called for said purpose, provided notice of the proposed alteration, addition, amendment or repeal shall have been given in the notice of such meeting of stockholders.
---------------

*Indicates deletion.

CAPITAL LETTERS INDICATES ADDITIONS.









                                      2A-1

                                                                         ANNEX 3

         SECTION 253, TITLE 8, DELAWARE CODE

     (a) In any case in which at least 90% of the outstanding shares of each class of the stock of a corporation or corporations is owned by another corporation and 1 of the corporations is a corporation of this State and the other or others are corporations of this State, or any other state or states, or the District of Columbia and the laws of the other state or states, or the District permit a corporation of such jurisdiction to merge with a corporation of another jurisdiction, the corporation having such stock ownership may either merge the other corporation or corporations into itself and assume all of its or their obligations, or merge itself, or itself and 1 or more of such other corporations, into 1 of the other corporations by executing, acknowledging and filing, in accordance with Section 103 of this title, a certificate of such ownership and merger setting forth a copy of the resolution of its board of directors to so merge and the date of the adoption; provided, however, that in case the parent corporation shall not own all the outstanding stock of all the subsidiary corporations, parties to a merger as aforesaid, the resolution of the board of directors of the parent corporation shall state the terms and conditions of the merger, including the securities, cash, property, or rights to be issued, paid, delivered or granted by the surviving corporation upon surrender of each share of the subsidiary corporation or corporations not owned by the parent corporation. If the parent corporation be not the surviving corporation, the resolution shall include provision for the pro rata issuance of stock of the surviving corporation to the holders of the stock of the parent corporation on surrender of any certificates therefor, and the certificate of ownership and merger shall state that the proposed merger has been approved by a majority of the outstanding stock of the parent corporation entitled to vote thereon at a meeting duly called and held after 20 days' notice of the purpose of the meeting mailed to each such stockholder at his address as it appears on the records of the corporation if the parent corporation is a corporation of this State or state that the proposed merger has been adopted, approved, certified, executed and acknowledged by the parent corporation in accordance with the laws under which it is organized if the parent corporation is not a corporation of this State. A certified copy of the certificate shall be recorded in the office of the recorder of the county in this State in which the registered office of each constituent corporation which is a corporation of this State is located. If the surviving corporation exists under the laws of the District of Columbia or any state or jurisdiction other than this State, subsection (d) of Section 252 of this title shall also apply to a merger under this section.

     (b) If the surviving corporation is a Delaware corporation, it may change its corporate name by the inclusion of a provision to that effect in the resolution of merger adopted by the directors of the parent corporation and set forth in the certificate of ownership and merger, and upon the effective date of the merger, the name of the corporation shall be so changed.

     (c) Subsection (d) of Section 251 of this title shall apply to a merger under this section, and subsection (e) of Section 251 of this title shall apply to a merger under this section in which the surviving corporation is the subsidiary corporation and is a corporation of this State. References to "agreement of merger" in subsections (d) and (e) of Section 251 of this title shall mean for purposes of this subsection the resolution of merger adopted by the board of directors of the parent corporation. Any merger which effects any changes other than those authorized by this section or made applicable by this subsection shall be accomplished under Section 251 or Section 252 of this title.
Section 262 of this title shall not apply to any merger effected under this section, except as provided in subsection (d) of this section.

     (d) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under this section is not owned by the parent corporation immediately prior to the merger, the stockholders of the subsidiary Delaware corporation party to the merger shall have appraisal rights as set forth in Section 262 of this title.

     (e) A merger may be effected under this section although 1 or more of the corporations parties to the merger is a corporation organized under the laws of a jurisdiction other than 1 of the United States; provided that the laws of such jurisdiction permit a corporation of such jurisdiction to merge with a corporation of another jurisdiction.

                                                                         ANNEX 4

        SECTION 251(F), TITLE 8, DELAWARE CODE

     Notwithstanding the requirements of subsection (c) of this section, unless required by its certificate of incorporation, no vote of stockholders of a constituent corporation surviving a merger shall be necessary to authorize a merger if (1) the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation, (2) each share of stock of such constituent corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger, and (3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. No vote of stockholders of a constituent corporation shall be necessary to authorize a merger or consolidation if no shares of the stock of such corporation shall have been issued prior to the adoption by the board of directors of the resolution approving the agreement of merger or consolidation. If an agreement of merger is adopted by the constituent corporation surviving the merger, by action of its board of directors and without any vote of its stockholders pursuant to this subsection, the secretary or assistant secretary of that corporation shall certify on the agreement that the agreement has been adopted pursuant to this subsection and, (1) if it has been adopted pursuant to the first sentence of this subsection, that the conditions specified in that sentence have been satisfied, or (2) if it has been adopted pursuant to the second sentence of this subsection, that no shares of stock of such corporation were issued prior to the adoption by the board of directors of the resolution approving the agreement of merger or consolidation. The agreement so adopted and certified shall then be filed and shall become effective, in accordance with
Section 103 of this title. Such filing shall constitute a representation by the person who executes the agreement that the facts stated in the certificate remain true immediately prior to such filing.

                                                                         ANNEX 5

        SECTION 251(G), TITLE 8, DELAWARE CODE

     Notwithstanding the requirements of subsection (c) of this section, unless expressly required by its certificate of incorporation, no vote of stockholders of a constituent corporation shall be necessary to authorize a merger with or into a single direct or indirect wholly-owned subsidiary of such constituent corporation if: (1) such constituent corporation and the direct or indirect wholly-owned subsidiary of such constituent corporation are the only constituent corporations to the merger; (2) each share or fraction of a share of the capital stock of the constituent corporation outstanding immediately prior to the effective time of the merger is converted in the merger into a share or equal fraction of share of capital stock of a holding company having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, as the share of stock of the constituent corporation being converted in the merger; (3) the holding company and each of the constituent corporations to the merger are corporations of this State; (4) the certificate of incorporation and by-laws of the holding company immediately following the effective time of the merger contain provisions identical to the certificate of incorporation and by-laws of the constituent corporation immediately prior to the effective time of the merger (other than provisions, if any, regarding the incorporator or incorporators, the corporate name, the registered office and agent, the initial board of directors and the initial subscribers for shares and such provisions contained in any amendment to the certificate of incorporation as were necessary to effect a change, exchange, reclassification or cancellation of stock, if such change, exchange, reclassification or cancellation has become effective); (5) as a result of the merger the constituent corporation or its successor corporation becomes or remains a direct or indirect wholly-owned subsidiary of the holding company; (6) the directors of the constituent corporation become or remain the directors of the holding company upon the effective time of the merger; (7) the certificate of incorporation of the surviving corporation immediately following the effective time of the merger is identical to the certificate of incorporation of the constituent corporation immediately prior to the effective time of the merger (other than provisions, if any, regarding the incorporator or incorporators, the corporate name, the registered office and agent, the initial board of directors and the initial subscribers for shares and such provisions contained in any amendment to the certificate of incorporation as were necessary to effect a change, exchange, reclassification or cancellation of stock, if such change, exchange, reclassification or cancellation has become effective); provided, however, that (i) the certificate of incorporation of the surviving corporation shall be amended in the merger to contain a provision requiring that any act or transaction by or involving the surviving corporation that requires for its adoption under this Chapter or its certificate of incorporation the approval of the stockholders of the surviving corporation shall, by specific reference to this subsection, require, in addition, the approval of the stockholders of the holding company (or any successor by merger), by the same vote as is required by this Chapter and/or by the certificate of incorporation of the surviving corporation, and (ii) the certificate of incorporation of the surviving corporation may be amended in the merger to reduce the number of classes and shares of capital stock that the surviving corporation is authorized to issue; and (8) the stockholders of the constituent corporation do not recognize gain or loss for United States federal income tax purposes as determined by the board of directors of the constituent corporation. As used in this subsection only, the term "holding company" means a corporation which, from its incorporation until consummation of a merger governed by this subsection, was at all times a direct or indirect wholly-owned subsidiary of the constituent corporation and whose capital stock is issued in such merger. From and after the effective time of a merger adopted by a constituent corporation by action of its board of directors and without any vote of stockholders pursuant to this subsection: (i) to the extent the restrictions of Section 203 of this Chapter applied to the constituent corporation and its stockholders at the effective time of the merger, such restrictions shall apply to the holding company and its stockholders immediately after the effective time of the merger as though it were the constituent corporation, and all shares of stock of the holding company acquired in the merger shall for purposes of Section 203 be deemed to have been acquired at the time that the shares of stock of the constituent corporation converted in the merger were acquired, and provided further that any stockholder who immediately prior to the effective time of the merger was not an interested stockholder within the meaning of Section 203 shall not solely by reason of the merger become an interested stockholder of the holding company, and (ii) if the corporate name of the holding company immediately following the effective time of the merger is the same as the corporate name of the constituent corporation immediately prior to the effective time of the merger, the shares of capital stock of the holding company into which the shares of capital stock of the constituent corporation are converted in the merger shall be represented by the stock certificates that previously represented shares of capital stock of the constituent corporation. If an agreement of merger is adopted by a constituent corporation by action of its board of directors and without any vote of stockholders pursuant to this subsection, the secretary or assistant secretary of the constituent corporation shall certify on the agreement that the agreement has been adopted pursuant to this subsection and that the conditions specified in the first sentence of this subsection have been satisfied. The agreement so adopted and certified shall then be filed and become effective, in accordance with Section 103 of this title. Such filing shall constitute a representation by the person who executes the agreement that the facts stated in the certificate remain true immediately prior to such filing.

                          NATIONAL AUTO CREDIT, INC.


         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
              DECEMBER 27, 1995 SPECIAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints Robert J. Bronchetti and James E. Smith, Jr., and each of them with full power of substitution and resubstitution as proxies for the undersigned at the Special Meeting of Stockholders of National Auto Credit, Inc., to be held at the Company's principal executive offices, 30000 Aurora Road, Solon, Ohio 44139 at 10:00 A.M. (Eastern Standard time) on December 27, 1995, and at any adjournment thereof, to vote and act with respect to all shares of Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

INSTRUCTIONS:

1. Use the reverse side to specify your voting instructions for each proposal.

2. Sign and date the form.

3. Tear off at perforation and return this portion of the form only.

If you have comments, use the following space:

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. BY RETURNING YOUR VOTING INSTRUCTIONS PROMPTLY, YOU CAN AVOID THE INCONVENIENCE OF RECEIVING FOLLOW-UP MAILINGS PLUS HELP TO AVOID THE EXPENSES ASSOCIATED WITH SUCH ADDITIONAL MAILINGS.

   TO FOLLOW THE BOARD OF DIRECTOR'S RECOMMENDATION, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

                                    (Over)









The Board of Directors recommends that you vote "FOR" the Proposal.

        PROPOSAL TO AMEND ARTICLE SIXTH OF THE CERTIFICATE OF
        INCORPORATION OF THE COMPANY TO ELIMINATE THE REQUIREMENT OF A STOCKHOLDER VOTE IN CONNECTION WITH A MERGER OR CONSOLIDATION OF THE COMPANY OR A DISPOSITION OF ASSETS BY THE COMPANY, EXCEPT AS REQUIRED BY THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE AND EXCEPT IN CONNECTION WITH A "BUSINESS COMBINATION" WITH AN "INTERESTED PERSON" AS SUCH TERMS ARE DEFINED IN ARTICLE SIXTH.


                                                For     Against   Abstain
                                                [ ]        [ ]      [ ]


                                        Your shares will be voted as directed
                                        herein.  If signed and no direction is
                                        given for any item, it will be voted as
                                        recommended above.


                                 Date
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                                        Signature

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                                        Signature (if jointly owned)



                  PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                  PROCESSING EQUIPMENT WILL RECORD YOUR VOTES